SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

Skin Nutrition International, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	000-52526 (Commission File Number)	26-0525905 (I.R.S. Employer Identification No.)
410 Park Avenue, 15th Floor, NY, NY 10022 (Address of principal executive offices) (Zip Code)
212-231-8355 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2010, Richard Purvis resigned as an officer and director of Skin Nutrition International, Inc., a Colorado  corporation (“Registrant”) to be effective on the filing on this Current Report on Form 8-K. As his last and final act, Mr. Purvis is executing the signature page of this Current Report on Form 8-K. Mr. Purvis’ resignation was not the result of any disagreement with the policies, practices or procedures of the Registrant.  The resignation of Mr. Purvis is attached hereto as Exhibit 17.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
17	Resignation of Richard Purvis

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Skin Nutrition International, Inc.

October 27, 2010	By:	/s/ Richard Purvis
Richard Purvis
Chief Executive Officer